EXHIBIT 10.2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of October 4, 2011, by and among Divine Skin, Inc., a Florida corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof between the Company and the Purchaser (the “Purchase Agreement”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

1.

Definitions.  Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Advice” has the meaning set forth in Section 6(d).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

“Agreement” has the meaning set forth in the Preamble.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing” has the meaning set forth in the Purchase Agreement.

“Commission” means the Securities and Exchange Commission.

“Common Stock” has the meaning set forth in the Purchase Agreement.

“Company” has the meaning set forth in the Preamble.

“Effective Date” means each date that the Registration Statement filed pursuant to Section 2(a) and any post-effective amendment thereto is declared effective by the Commission.

“Effectiveness Deadline” means, with respect to the Initial Registration Statement or the New Registration Statement, the 90th calendar day following the Closing (or, in the event the Commission reviews and has written comments to the Initial Registration Statement or the New Registration Statement, the 120th calendar day following the Closing); provided, however, that if the Company is notified by the Commission that the Initial Registration Statement or the New Registration Statement will not be reviewed or is no longer subject to further review and comments, the Effectiveness Deadline as to such Registration Statement shall be the 10th Trading Day following the date on which the Company is so notified if such date precedes the dates otherwise required above; provided, further, that if the

Effectiveness Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business.

“Effectiveness Period” has the meaning set forth in Section 2(b).

“Event” has the meaning set forth in Section 2(c).

“Event Date” has the meaning set forth in Section 2(c).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Filing Deadline” means, with respect to the Initial Registration Statement required to be filed pursuant to Section 2(a), the 30th calendar day following the Closing; provided, however, that if the Filing Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Filing Deadline shall be extended to the next business day on which the Commission is open for business.

“Holder” means the holder or holders, as the case may be, from time to time of Registrable Shares.

“Indemnified Party” has the meaning set forth in Section 5(c).

“Indemnifying Party” has the meaning set forth in Section 5(c).

“Initial Registration Statement” means the initial Registration Statement filed pursuant to Section 2(a) of this Agreement.

“Liquidated Damages” has the meaning set forth in Section 2(c).

“Losses” has the meaning set forth in Section 5(a).

“New Registration Statement” has the meaning set forth in Section 2(a).

“Person” has the meaning set forth in the Purchase Agreement.

“Principal Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading, which, as of the Closing, shall be the OTC Bulletin Board.

“Proceeding” has the meaning set forth in the Purchase Agreement.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Shares covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Purchase Agreement” has the meaning set forth in the Recitals.

“Purchaser” has the meaning set forth in the Preamble.

“Registrable Securities” means, as of any date of determination, (a) all of the Shares, (b), all Warrant Shares then issuable upon exercise of the Warrants (assuming on such date the Warrants are exercised in full without regard to any exercise limitations therein), and (c) any securities issued or then issuable upon any stock split, dividend or other distribution,  recapitalization or similar event with respect to the foregoing; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) for so long as (a) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the Commission under the Securities Act and such Registrable Securities have been disposed of by the Holder in accordance with such effective Registration Statement, (b) such Registrable Securities have been previously sold in accordance with Rule 144, or (c) such securities become eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144 as set forth in a written opinion letter to such effect, addressed, delivered and acceptable to the Transfer Agent and the affected Holders (assuming that such securities and any securities issuable upon exercise, conversion or exchange of which, or as a dividend upon which, such securities were issued or are issuable, were at no time held by any Affiliate of the Company), as reasonably determined by the Company, upon the advice of counsel to the Company.

“Registration Statements” means any one or more registration statements of the Company filed under the Securities Act that covers the resale of any of the Registrable Shares pursuant to the provisions of this Agreement (including, without limitation, the Initial Registration Statement, the New Registration Statement and any Remainder Registration Statements), including (in each case) the amendments and supplements to such Registration Statements, including pre- and post-effective amendments thereto, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statements.

“Remainder Registration Statement” has the meaning set forth in Section 2(a).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Guidance” means (i) any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff, provided, that any such oral guidance, comments, requirements or requests are reduced to writing by the Commission and (ii) the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Stockholder Questionnaire” means a questionnaire in the form attached as Annex B hereto, or such other form of questionnaire as may reasonably be adopted by the Company from time to time.

“Shares” means the shares of Common Stock issued or issuable to the Purchasers pursuant to the Purchase Agreement.

“Special Registration Statement” means a registration statement relating to any employee benefit plan on Form S-8 or similar form or, with respect to any corporate reorganization or other transaction under Rule 145 of the Securities Act, a registration statement on Form S-4 or similar form.

“Trading Day” means (i) a day on which the Common Stock is listed or quoted and traded on its Principal Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported in the “pink sheets” by Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the NYSE Alternext (formerly the American Stock Exchange), the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or the OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

2.

 Registration.

(a)

On or prior to the Filing Deadline, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all of the Registrable Shares for an offering to be made on a continuous basis pursuant to Rule 415 or, if Rule 415 is not available for offers and sales of the Registrable Shares, by such other means of distribution of Registrable Shares as the Holder may reasonably specify (the “Initial Registration Statement”). The Initial Registration Statement shall be on Form S-1 (or such other form available to register for resale the Registrable Shares as a secondary offering) subject to the provisions of Section 2(e) and shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) a “Plan of Distribution” section substantially in the form attached hereto as Annex A (which may be modified to respond to comments, if any, provided by the Commission). Notwithstanding the registration obligations set forth in this  Section 2 , in the event the Commission informs the Company that all of the Registrable Shares cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform the Holder and use its commercially reasonable efforts to file amendments to the Initial Registration Statement as required by the Commission and/or (ii) withdraw the Initial Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Shares permitted to be registered by the Commission, on Form S-1 or such other form available to register for resale the Registrable Shares as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Shares in accordance with SEC Guidance, including without limitation, the Manual of Publicly Available Telephone Interpretations D.29 and Compliance and Disclosure Interpretations.  In the event the Company amends the Initial Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its commercially reasonable efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-1 or such other form available to register for resale those Registrable Shares that were not registered for resale on the Initial Registration Statement, as amended, or the New Registration Statement (the “Remainder

Registration Statements”). In the event the Company amends the Initial Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will not register any other shares of Common Stock other than the Shares until all of the Registrable Shares have been registered for resale.

(b)

The Company shall use its commercially reasonable efforts to cause each Registration Statement or any post-effective amendment thereto to be declared effective by the Commission as soon as practicable and, with respect to the Initial Registration Statement or the New Registration Statement, as applicable, no later than the Effectiveness Deadline (including, with respect to the Initial Registration Statement or the New Registration Statement, as applicable, filing with the Commission a request for acceleration of effectiveness in accordance with Rule 461 promulgated under the Securities Act within five (5) Business Days after the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be “reviewed,” or not be subject to further review and the effectiveness of such Registration Statement may be accelerated), and, subject to Sections 2(e) and (f), shall use its commercially reasonable efforts to keep each Registration Statement continuously effective under the Securities Act until the earlier of (i) such time as all of the Registrable Shares covered by such Registration Statement have been publicly sold by the Holders or (ii) the date that is one (1) year following the Closing (the “Effectiveness Period”). The Company shall promptly notify the Holder via facsimile or electronic mail of the effectiveness of a Registration Statement or any post-effective amendment thereto on or before the first Trading Day after the date that the Company telephonically confirms effectiveness with the Commission. The Company shall, by 9:30 a.m. New York City time on the first Trading Day after the Effective Date, file a final Prospectus with the Commission, as required by Rule 424(b).

(c)

If: (i) the Initial Registration Statement is not filed with the Commission on or prior to the Filing Deadline, (ii) the Initial Registration Statement or the New Registration Statement, as applicable, is not declared effective by the Commission (or otherwise does not become effective) for any reason on or prior to the Effectiveness Deadline or (iii) after its Effective Date and except for the reasons as set forth in Sections 2(e) and (f) and Section 3(h), (A) such Registration Statement ceases for any reason (including, without limitation, by reason of a stop order or the Company’s failure to update the Registration Statement), to remain continuously effective as to all Registrable Shares included in such Registration Statement or (B) the Holder is not permitted to utilize the Prospectus therein to resell such Registrable Shares for any reason (other than due to a change in the “Plan of Distribution” or the inaccuracy of any information provided to the Company by the Holder), in each case, for more than an aggregate of 20 consecutive calendar days or 45 calendar days (which need not be consecutive days) during any 12-month period (other than as a result of a breach of this Agreement by the Holder or the Holder’s failure to return a Selling Stockholder Questionnaire within the time period provided by Section 2(d) hereof), and (iv) the Company fails to satisfy the current public information requirement pursuant to Rule 144(c)(1) as a result of which the Holder (so long as the Holder is not an affiliates of the Company) is unable to sell Registrable Shares without restriction under Rule 144 (or any successor thereto), (any such failure or breach in clauses (i) through (iv) above being referred to as an “Event,” and, for purposes of clauses (i), (ii) or (iv), the date on which such Event occurs, or for purposes of clause (iii), the date on which such 20 or 45 calendar day period is exceeded, being referred to as an “Event Date”), then in addition to any other rights the Holder may have hereunder or under applicable law: (x) within five Business Days after an Event Date relating to a failure in clause (i) only, the Company shall pay to the Holder an amount in cash, as liquidated damages and not as a penalty, equal to 1.0% of the aggregate purchase price paid by the Holder pursuant to the Purchase Agreement for the Registrable Shares held by the Holder on such Event Date; and (y) on each 30-day anniversary (or pro rata portion thereof) following any Event Date (including, for the avoidance of doubt, a failure in clause (i)) until the earlier of (1) the applicable Event is cured or (2) the Registrable Shares are eligible for resale pursuant to Rule 144 without manner of sale or volume restrictions, the Company shall pay to the Holder an amount in cash, as liquidated damages and not as a penalty, equal to 1.0% of the aggregate purchase price paid by the Holder pursuant to the Purchase Agreement for any unregistered Registrable Shares then held by the Holder. The amounts payable pursuant to the foregoing clauses (x) and (y) are referred to collectively as “Liquidated Damages.”  The parties agree that notwithstanding anything to the contrary herein or in the Purchase Agreement, (1) no Liquidated Damages shall be payable with respect to any period after the expiration of the Effectiveness Period (except in respect of an Event described in Section 2(c)(iv) herein), and (2) in no event shall the Company be liable in any 30-day period for Liquidated Damages under this Agreement in excess of 1.0% of the aggregate purchase price paid by the Holder pursuant to the Purchase Agreement. If the Company fails to pay any Liquidated Damages pursuant to this Section 2(c) in full within five Business Days after the date payable, the Company will pay interest thereon at a rate of 1.5% per month (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such Liquidated Damages are due until such amounts, plus all such interest thereon, are paid in full. The Liquidated Damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event, except in the case of the first Event Date.  Notwithstanding the foregoing, nothing shall preclude the Holder from pursuing or obtaining any available remedies at law, specific performance or other equitable relief with respect to this Section 2(c) in accordance with applicable law.  The Company shall not be liable for Liquidated Damages under this Agreement as to any Registrable Shares which are not permitted by the Commission to be included in a Registration Statement due solely to SEC Guidance from the time that it is determined that such Registrable Shares are not permitted to be registered until such time as the provisions of this Agreement as to the Remainder Registration Statements required to be filed hereunder are triggered, in which case the provisions of this Section 2(c) shall once again apply, if applicable. In such case, the Liquidated Damages shall be calculated to only apply to the percentage of Registrable Shares which are permitted in accordance with SEC Guidance to be included in such Registration Statement.  The Effectiveness Deadline for a Registration Statement shall be extended without default or Liquidated Damages hereunder in the event that the Company’s failure to obtain the effectiveness of the Registration Statement on a timely basis results solely from the failure of the Purchaser to timely provide the Company with information requested by the Company and necessary to complete the Registration Statement in accordance with the requirements of the Securities Act (in which the Effectiveness Deadline would be extended with respect to Registrable Shares held by the Purchaser). Furthermore, the damages payable to each Purchaser shall be limited to the purchase price paid by the Holder pursuant to the Purchase Agreement for the Registrable Shares held by the Holder on such Event Date.

(d)

The Holder agrees to furnish to the Company a completed Selling Stockholder Questionnaire not more than five Trading Days following the date of this Agreement. At least 10 Trading Days prior to the first anticipated filing date of a Registration Statement for any registration under this Agreement, the Company will notify the Holder of the information the Company requires from the Holder other than the information contained in the Selling Stockholder Questionnaire, if any, which shall be completed and delivered to the Company promptly upon request and, in any event, within three Trading Days prior to the applicable anticipated filing date. The Holder further agrees that it shall not be entitled to be named as a selling securityholder in the Registration Statement or use the Prospectus for offers and resales of Registrable Shares at any time, unless the Holder has returned to the Company a completed and signed Selling Stockholder Questionnaire and a response to any requests for further information as described in the previous sentence. The Holder acknowledges and agrees that the information in the Selling Stockholder Questionnaire or request for further information as described in this Section 2(d) will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement.

(e)

The Company shall (i) initially register the resale of the Registrable Shares on Form S-1 and (ii) if the Company becomes eligible to use Form S-3 and has ongoing registration obligations hereunder, the Company has the option to undertake to register the Registrable Shares on

Form S-3 after such form is available pursuant to a post-effective amendment to Form S-1 on Form S-3,  provided that if the Company exercises such option, the Company shall have a period of up to 60 days between the filing of a post-effective amendment to register the Registrable Shares on Form S-3 and the time that the Registration Statement covering the Registrable Shares has been declared effective by the Commission, which time period shall not be considered an “Event” hereunder and no Liquidated Damages shall accrue or be payable with respect thereto.

(f)

Notwithstanding any provision of this Agreement to the contrary, any time period commencing with the filing of a post-effective amendment to a Registration Statement and continuing until the time that such Registration Statement has been declared effective by the Commission shall not be considered an “Event” hereunder and no Liquidated Damages shall accrue or be payable with respect thereto.

3.

Registration Procedures.

In connection with the Company’s registration obligations hereunder, the Company shall:

(a)

Not less than five Trading Days prior to the filing of each Registration Statement and not less than one Trading Day prior to the filing of any related Prospectus or any amendment or supplement thereto (except to the extent applicable for Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and any similar or successor reports), (i) furnish to the Holder copies of such Registration Statement, Prospectus or amendment or supplement thereto, as proposed to be filed, which documents will be subject to the review of the Holder (it being acknowledged and agreed that if the Holder does not object to or comment on the aforementioned documents within such five Trading Day or one Trading Day period, as the case may be, then the Holder shall be deemed to have consented to and approved the use of such documents) and (ii) use commercially reasonable efforts to cause its officers and directors, counsel and independent registered public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to each Holder, to conduct such review. The Company shall not file any Registration Statement or Prospectus or any amendment or supplement thereto in a form to which a Holder reasonably objects in good faith, provided that, the Company is notified of such objection in writing within the five Trading Day or one Trading Day period described above, as applicable.

(b)

(i) Subject to Section 2(e) and (f) and Section 3(h), prepare and file with the Commission such amendments (including post-effective amendments) and supplements to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Shares for its Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably practicable to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably possible, provide the Holder true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that pertains to the Holder as a “Selling Stockholder” but not any comments that would result in the disclosure to the Holder of material and non-public information concerning the Company; and (iv) comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Shares covered by a Registration Statement until such time as all of such Registrable Shares cease to be Registrable Shares or shall have been disposed of (subject to the terms of this Agreement) in accordance with the intended methods of disposition by the Holder as set forth in such Registration Statement as so amended or in such Prospectus as so supplemented; provided, however, that the Holder shall be responsible for the delivery of the Prospectus to the Persons to whom Holder sells any of the Shares, and the Holder agrees to dispose of

Registrable Shares in compliance with the “Plan of Distribution” described in the Registration Statement and otherwise in compliance with applicable federal and state securities laws. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Exchange Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the Commission on the same day on which the Exchange Act report which created the requirement for the Company to amend or supplement such Registration Statement was filed.

(c)

Notify the Holder (which notice shall, pursuant to clauses (iii) through (v) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably practicable via facsimile or electronic mail (and, in the case of (i)(A) below, not less than one (1) Trading Day prior to such filing) and no later than one Trading Day following the day: (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement or post-effective amendment and whenever the Commission comments in writing on any Registration Statement or any post-effective amendment thereto (in which case the Company shall provide the Holder true and complete copies of all comments that pertain to the Holder as a “Selling Stockholder” or to the “Plan of Distribution” and all written responses thereto, but not information that the Company believes would constitute material and non-public information); and (C) with respect to each Registration Statement or any post-effective amendment thereto, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information that pertains to the Holder as “Selling Stockholders” or the “Plan of Distribution”; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Shares or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Shares for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose and (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading.

(d)

Use commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Shares for sale in any jurisdiction, as soon as practicable.

(e)

If requested by the Holder, furnish to the Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that the Company shall have no obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system.

(f)

Prior to any resale of Registrable Shares by the Holder, use its commercially reasonable efforts to register or qualify or cooperate with the Holder in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Shares for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as the Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Shares covered by each Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(g)

If requested by the Holder, cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement and under law, of all restrictive legends, and to enable such Registrable Shares to be in such denominations and registered in such names as the Holder may reasonably request.

(h)

Following the occurrence of any event contemplated by Section 3(c), as promptly as reasonably practicable (taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event), prepare a supplement or amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading. If the Company notifies the Holders in accordance with clauses (iii) through (v) of Section 3(c) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use its commercially reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right under this Section 3(h) to suspend the availability of a Registration Statement and Prospectus for a period not to exceed 45 calendar days (which need not be consecutive days) in any 12-month period without incurring liability for Liquidated Damages otherwise required pursuant to Section 2(c). For the avoidance of doubt, any period of time for which the availability of a Registration Statement and Prospectus are suspended pursuant to  Sections 2(e) and (f)  shall be disregarded when determining the time period allotted under this  Section 3(h).

(i)

The Company may require each selling Holder to furnish to the Company a certified statement as to (i) the number of shares of Common Stock beneficially owned by the Holder and any Affiliate thereof, (ii) any Financial Industry Regulatory Authority, Inc. (“FINRA”) affiliations, (iii) any natural persons who have the power to vote or dispose of the common stock and (iv) any other information as may be requested by the Commission, FINRA or any state securities commission. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of Registrable Shares because the Holder fails to furnish such information within three Trading Days of the Company’s request, any Liquidated Damages that are accruing at such time to the Holder shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended as to the Holder until such information is delivered to the Company.

(j)

The Company shall cooperate with any registered broker through which the Holder proposes to resell its Registrable Shares in effecting a filing with FINRA pursuant to FINRA Rule 5110 as reasonably requested by the Holder, and the Company shall pay the filing fee required for the first such filing within five Business Days of the request therefor.

4.

Registration Expenses. All fees and expenses incident to the Company’s performance of or compliance with its obligations under this Agreement (excluding any underwriting discounts and selling commissions and all legal fees and expenses of legal counsel for the Holder) shall be borne by the Company whether or not any Registrable Shares are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, (B) with respect to compliance with applicable state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Shares and determination of the eligibility of the Registrable Shares for investment under the laws of such jurisdictions as requested by the Holders) and (C) if not previously paid by the Company pursuant to Section 3(j) hereof, with respect to any filing that may be required to be made by any broker through which the Holder intends to make sales of Registrable Shares with FINRA pursuant to FINRA Rule 5110, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Shares and of printing prospectuses if the printing of prospectuses is reasonably requested by the Holders of a majority of the Registrable Shares included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Shares on any securities exchange as required hereunder. In no event shall the Company be responsible for any underwriting, broker or similar fees or commissions of the Holder or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holder.

5.

Indemnification.

(a)

Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify, defend and hold harmless the Holder and its officers, directors, agents, partners, members, managers, stockholders, Affiliates and employees, each Person who controls the Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, stockholders, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Shares pursuant to the Registration Statement or any violation of this Agreement, except to the extent, but only to the extent that (A) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding the Holder furnished in writing to the Company by the Holder expressly for use therein, or to the extent that such information relates to the Holder or the Holder’s proposed method of distribution of Registrable Shares and was reviewed and approved in writing by the Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or (B) in the case of an occurrence of an event of the type specified in Section 3(c)(iii)-(v), related to the use by the Holder of an outdated or defective Prospectus after the Company has notified the Holder in writing that the Prospectus is outdated or defective and prior to the receipt by the Holder of the Advice contemplated and defined in Section 6(d) below, following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected, or (C) any such Losses arise out of the Purchaser’s (or any other indemnified Person’s) failure to send or give a copy of the Prospectus or supplement (as then amended or supplemented), if required pursuant to Rule 172 under the Securities Act (or any successor rule), to the Persons asserting an untrue statement or alleged untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Shares to such Person if such statement or omission was corrected in such Prospectus or supplement. The Company shall notify the Holder promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 5(c)) and shall survive the transfer of the Registrable Shares by the Holder.

(b)

Indemnification by Holders. The Holder shall indemnify and hold harmless the Company, its directors, officers, agents, stockholders, Affiliates and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or are based solely upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent, that such untrue statements or omissions are based upon information regarding the Holder furnished in writing to the Company by the Holder expressly for use therein or (ii) to the extent that such information relates to the Holder or the Holder’s proposed method of distribution of Registrable Shares and was reviewed and approved in writing by the Holder expressly for use in a Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (iii) in the case of an occurrence of an event of the type specified in Section 3(c)(iii)-(v), to the extent, but only to the extent, related to the use by the Holder of an outdated or defective Prospectus after the Company has notified the Holder in writing that the Prospectus is outdated or defective and prior to the receipt by the Holder of the Advice contemplated in Section 6(d).  In no event shall the liability of the Holder hereunder be greater in amount than the dollar amount of the net proceeds received by the Holder upon the sale of the Registrable Shares giving rise to such indemnification obligation.

(c)

Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof, provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless:  (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest exists if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party); provided, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding and such settlement does not include any non-monetary limitation on the actions of any Indemnified Party or any of its affiliates or any admission of fault or liability on behalf of any such Indemnified Party.

Subject to the terms of this Agreement, all fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 5) shall be paid to the Indemnified Party, as incurred, within 20 Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally judicially determined to not be entitled to indemnification hereunder). The failure to deliver written notice to the Indemnifying Party within a reasonable time of the commencement of any such action shall not relieve such Indemnifying Party of any liability to the Indemnified Party under this Section 5, except to the extent that the Indemnifying Party is materially and adversely prejudiced in its ability to defend such action.

(d)

Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 5 was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), (A) the Holder shall not be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by the Holder from the sale of the Registrable Shares subject to the Proceeding exceeds the amount of any damages that the Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (B) no contribution will be made under circumstances where the maker of such contribution would not have been required to indemnify the Indemnified Party under the fault standards set forth in this Section 5. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section 5 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and are not in diminution or limitation of the indemnification provisions under the Purchase Agreement.

6.

Miscellaneous.

(a)

Remedies. Subject to the limitations set forth elsewhere in this Agreement, in the event of a breach by the Company or the Holder of any of their obligations under this Agreement, the Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and the Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b)

No Piggyback on Registrations; Prohibition on Filing Other Registration Statements. Neither the Company nor any of its security holders (other than the Holder in such capacity pursuant hereto) may include securities of the Company in a Registration Statement other than the Registrable Shares and the Company shall not prior to the initial Effective Date of the Initial Registration Statement enter into any new agreement providing any such right to any of its security holders. The Company shall not file with the Commission a registration statement relating to an offering for its own account under the Securities Act of any of its equity securities other than a Special Registration Statement until the earlier of (i) the date that the Initial Registration Statement or New Registration Statement, as the case may be, is declared effective or (ii) the date that all Registrable Shares are eligible for resale by non-affiliates without volume or manner of sale restrictions under Rule 144 and without the requirement for the Company to be in compliance with the current public information requirements under Rule 144. For the avoidance of doubt, the Company shall not be prohibited from preparing and filing with the Commission a registration statement relating to an offering of Common Stock by existing stockholders of the Company under the Securities Act pursuant to the terms of registration rights held by such stockholder or from filing amendments to registration statements filed prior to the date of this Agreement.

(c)

Compliance. The Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Shares pursuant to the Registration Statement and shall sell the Registrable Shares only in accordance with a method of distribution described in the Registration Statement

(d)

Discontinued Disposition. By its acquisition of Registrable Shares, the Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(iii)-(v), the Holder will forthwith discontinue disposition of such Registrable Shares under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company will use its commercially reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(e)

Piggy-Back Registrations. If, at any time during the Effectiveness Period, there is not an effective Registration Statement covering all of the Registrable Shares and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on a Special Registration Statement, then the Company shall deliver to the Holder a written notice of such determination and, if within seven days after the date of the delivery of such notice, the Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Shares the Holder requests to be registered; provided, however, that the Company shall not be required to register any Registrable Shares pursuant to this Section 6(e) that are (i) eligible for resale pursuant to Rule 144 without the requirement for the Company to be in compliance with the current public information required thereunder and without volume or manner-of-sale restrictions or (ii) the subject of a then-effective Registration Statement.

(f)

No Inconsistent Agreements. The Company has not entered, as of the date hereof, nor shall the Company, on or after the date hereof, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holder in this Agreement or otherwise conflicts with the provisions hereof.

(g)

Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, or waived unless the same shall be in writing and signed by the Company and the Holder.

(h)

Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

(i)

Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of the Holder. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The Company may not assign its rights (except by merger or in connection with another entity acquiring all or substantially all of the Company’s assets) or obligations hereunder without the prior written consent of the Holder. The Holder may assign its rights with respect to any or all of its Shares hereunder in the manner and to the Persons as permitted under the Purchase Agreement; provided in each case that (i) the Holder agrees in writing with the transferee or assignee to assign such rights and related obligations under this Agreement, and for the transferee or assignee to assume such obligations, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being transferred or assigned, (iii) at or before the time the Company received the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein and (iv) the transferee is an “accredited investor,” as that term is defined in Rule 501 of Regulation D.

(j)

Execution and Counterparts. This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature were the original thereof.

(k)

Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

(l)

Cumulative Remedies. Except as provided herein, the remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

(m)

Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their good faith reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(n)

Headings. The headings in this Agreement are for convenience only and shall not limit or otherwise affect the meaning hereof.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

DIVINE SKIN, INC.

By:	DANIEL KHESIN
Name:	Daniel Khesin
Title:	Chief Executive Officer

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

[NAME OF HOLDER]

AUTHORIZED SIGNATORY

By:
Name:
Title:

ADDRESS FOR NOTICE

c/o:

Street:

City/State/Zip:

Attention:

Tel:

Fax:

Email:

Annex A

PLAN OF DISTRIBUTION

We are registering the shares of common stock previously issued to the selling stockholder to permit the resale of these shares of common stock by the holders of the common stock from time to time after the date of this prospectus.  We will not receive any of the proceeds from the sale by the selling stockholder of the shares of common stock.  We will bear all fees and expenses incident to our obligation to register the shares of common stock.

The selling stockholder may sell all or a portion of the shares of common stock beneficially owned by it and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents.  If the shares of common stock are sold through underwriters or broker-dealers, the selling stockholder will be responsible for underwriting discounts or commissions or agent’s commissions.  The shares of common stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices.  The selling stockholders will act independently of us in making decisions with respect to the timing, manner and size of each sale.  These sales may be effected in transactions, which may involve crosses or block transactions,

•

on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

•

in the over-the-counter market;

•

in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

•

through the writing of options, whether such options are listed on an options exchange or otherwise;

•

ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•

block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•

purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•

an exchange distribution in accordance with the rules of the applicable exchange;

•

privately negotiated transactions;

•

short sales in accordance with, and subject to, applicable law and the Purchase Agreement;

•

through the distribution of the common stock by any selling stockholders to its partners, members or stockholders;

•

through one or more underwritten offerings on a firm commitment or best efforts basis;

•

sales pursuant to Rule 144;

•

broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•

a combination of any such methods of sale; and

•

any other method permitted pursuant to applicable law.

If the selling stockholder effects such transactions by selling shares of common stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling stockholder or commissions from purchasers of the shares of common stock for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved).  In connection with sales of the shares of common stock or otherwise, the selling stockholders, in accordance with, and subject to, applicable law and the Purchase Agreement, may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of common stock in the course of hedging in positions they assume.  The selling stockholder, in accordance with, and subject to, applicable law and the Purchase Agreement, may also sell shares of common stock short and deliver shares of common stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales.  The selling stockholders may also loan or pledge shares of common stock to broker-dealers that in turn may sell such shares.

The selling stockholder may pledge or grant a security interest in some or all of the shares of common stock owned by it and, if it defaults in the performance of its secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending, if necessary, the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.  The selling stockholder also may transfer and donate the shares of common stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The selling stockholders and any broker-dealer participating in the distribution of the shares of common stock may be deemed to be “underwriters” within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act.  At the time a particular offering of the shares of common stock is made, a prospectus supplement, if required, will be distributed which will set forth the aggregate amount of shares of common stock being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling stockholders and any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers. The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares of common stock against certain liabilities, including liabilities arising under the Securities Act.

Under the securities laws of some states, the shares of common stock may be sold in such states only through registered or licensed brokers or dealers.  In addition, in some states the shares of common stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

There can be no assurance that any selling stockholder will sell any or all of the shares of common stock registered pursuant to the registration statement, of which this prospectus forms a part.

The selling stockholder and any other person participating in such distribution will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of common stock by the selling stockholder and any other participating person.  Regulation M may also restrict the ability of any person engaged in the distribution of the shares of common stock to engage in market-making activities with respect to the shares of common stock.  All of the foregoing may affect the marketability of the shares of common stock and the ability of any person or entity to engage in market-making activities with respect to the shares of common stock.

We will pay certain fees and expenses of the registration of the shares of common stock pursuant to the registration rights agreement; provided, however, that a selling stockholder will pay all underwriting discounts and selling commissions, if any. We will indemnify the selling stockholder against liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreement, or the selling stockholder will be entitled to contribution.  We may be indemnified by the selling stockholder against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling stockholder specifically for use in this prospectus, in accordance with the registration rights agreement, or we may be entitled to contribution.

Once sold under the registration statement, of which this prospectus forms a part, the shares of common stock will be freely tradable in the hands of persons other than our affiliates.

Annex B

DIVINE SKIN, INC.

SELLING STOCKHOLDER NOTICE AND QUESTIONNAIRE

The undersigned holder of shares of the common stock, par value $0.001 per share of Divine Skin, Inc. (the “Company”) issued pursuant to a certain Securities Purchase Agreement by and among the Company and the Purchaser named therein, dated as of __________, 2011 (the “Agreement”), understands that the Company intends to file with the Securities and Exchange Commission a registration statement on Form S-1 (the “Resale Registration Statement”) for the registration and the resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Shares in accordance with the terms of the Agreement. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

In order to sell or otherwise dispose of any Registrable Shares pursuant to the Resale Registration Statement, a holder of Registrable Shares generally will be required to be named as a selling stockholder in the related prospectus or a supplement thereto (as so supplemented, the “Prospectus”), deliver the Prospectus to purchasers of Registrable Shares (including pursuant to Rule 172 under the Securities Act) and be bound by the provisions of the Agreement (including certain indemnification provisions, as described below).  The Holder must complete and deliver this Notice and Questionnaire in order to be named as a selling stockholder in the Prospectus.

Certain legal consequences arise from being named as a selling stockholder in the Resale Registration Statement and the Prospectus. Holders of Registrable Shares are advised to consult their own securities law counsel regarding the consequences of being named or not named as a selling stockholder in the Resale Registration Statement and the Prospectus.

NOTICE

The undersigned holder (the “Selling Stockholder”) of Registrable Shares hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Shares owned by it and listed below in Item (3), unless otherwise specified in Item (3), pursuant to the Resale Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands and agrees that it will be bound by the terms and conditions of this Notice and Questionnaire and the Agreement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

1.

Name.

(a)

Full Legal Name of Selling Stockholder:

____________________________

(b)

Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Shares Listed in Item 3 below are held:

____________________________

(c)

Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

____________________________

2.

Address for Notices to Selling Stockholder:

Telephone:
Fax:
Contact Person:
E-mail address of Contact Person:

3.

Beneficial Ownership of Registrable Shares Issuable Pursuant to the Purchase Agreement:

(a)

Type and Number of Registrable Shares beneficially owned and issued pursuant to the Agreement:

____________________________

____________________________

____________________________

(b)

Number of shares of Common Stock to be registered pursuant to this Notice for resale:

____________________________

____________________________

____________________________

4.

Broker-Dealer Status:

(a)

Are you a broker-dealer?

Yes   ☐

No   ☐

(b)

If “yes” to Section 4(a), did you receive your Registrable Shares as compensation for investment banking services to the Company?

Yes   ☐

No   ☐

Note:

If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)

Are you an affiliate of a broker-dealer?

Yes   ☐

No   ☐

Note:

If yes, provide a narrative explanation below:

__________________________________________________________________

__________________________________________________________________

(d)

If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Shares in the ordinary course of business, and at the time of the purchase of the Registrable Shares to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Shares?

Yes   ☐

No   ☐

Note:

If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.

Beneficial Ownership of Other Securities of the Company Owned by the Selling Stockholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Shares listed above in Item 3.

Type and amount of other securities beneficially owned:

________________________________________________________________________

________________________________________________________________________

6.

Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

________________________________________________________________________

________________________________________________________________________

7.

Plan of Distribution:

The undersigned has reviewed the form of Plan of Distribution attached as Annex A to the Registration Rights Agreement, and hereby confirms that, except as set forth below, the information contained therein regarding the undersigned and its plan of distribution is correct and complete.

State any exceptions here:

________________________________________________________________________

________________________________________________________________________

***********

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the effective date of any applicable Resale Registration Statement. All notices hereunder and pursuant to the Agreement shall be made in writing, by hand delivery, confirmed or facsimile transmission, first-class mail or air courier guaranteeing overnight delivery at the address set forth below. In the absence of any such notification, the Company shall be entitled to continue to rely on the accuracy of the information in this Notice and Questionnaire.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (7) above and the inclusion of such information in the Resale Registration Statement and the Prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of any such Registration Statement and the Prospectus.

By signing below, the undersigned acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M in connection with any offering of Registrable Shares pursuant to the Resale Registration Statement. The undersigned also acknowledges that it understands that the answers to this Questionnaire are furnished for use in connection with Registration Statements filed pursuant to the Registration Rights Agreement and any amendments or supplements thereto filed with the Commission pursuant to the Securities Act.

By returning this Questionnaire, the undersigned will be deemed to be aware of the foregoing interpretation.

I confirm that, to the best of my knowledge and belief, the foregoing statements (including, without limitation the answers to this Questionnaire) are correct.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated: _________________________________	Beneficial Owner: ________________________ By:____________________________________ Name: Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

[Company Contract Details]

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